Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

      I, Terry K. Glenn, President of Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust (the "Fund"), certify that:

            1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

      Dated: November 21, 2003


                                           /s/ Terry K. Glenn
                                           ------------------
                                           Terry K. Glenn,
                                           President of
                                           Merrill Lynch New York Municipal Bond
                                           Fund of Merrill Lynch Multi-State
                                           Municipal Series Trust

      A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust and will be retained by Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

      I, Donald C. Burke, Chief Financial Officer of Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust (the "Fund"), certify that:

            1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

      Dated: November 21, 2003


                                          /s/ Donald C. Burke
                                          -------------------
                                          Donald C. Burke,
                                          Chief Financial Officer of
                                          Merrill Lynch New York Municipal Bond
                                          Fund of Merrill Lynch Multi-State
                                          Municipal Series Trust

      A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust and will be retained by Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust and furnished to the Securities and Exchange Commission or its staff upon request.